QuickLinks -- Click here to rapidly navigate through this document

Exhibit 5.1

ROBERT CHARLES FRIESE
ARTHUR J. SHARTSIS
MARY JO SHARTSIS
DOUGLAS L. HAMMER
RONALD HAYES MALONE
JOEL ZELDIN
JOHN P. BROADHURST
DAVID H. KREMER
CHARLES R. RICE
ANTHONY B. LEUIN
ROBERT E. SCHABERG
TRACY L. SALISBURY
JEFFREY A. O'CONNELL
CAROLYN R. KLASCO
JONATHAN M. KENNEDY
ADAM ELSESSER
STEVEN O. GASSER
BARBARA W. STAMAN
ZESARA C. CHAN
GEOFFREY W. HAYNES
CHRISTOPHER J. RUPRIGHT
CAROLYN S. REISER
ROBERT CHARLES WARD
JAMES P. MARTIN
JAHAN P. RAISSI
FRANK A. CIALONE
JOHN F. MILANI
NEIL J. KOREN
ERICK C. HOWARD
ALISSA A. CHACKO
ANTHONY J. CALDWELL
AMY L. HESPENHEIDE
MILLIE LAUREN CHOU
TRACY A. DONSKY
LATISHA R. BROWN
JAMES J. FROLIK
KELLIE ANN AKI TAKENAKA
RICHARD F. MUNZINGER
CECILY D. FREYERMUTH	SHARTSIS, FRIESE & GINSBURG LLP EIGHTEENTH FLOOR ONE MARITIME PLAZA SAN FRANCISCO, CALIFORNIA 94111	TELEPHONE (415) 421-6500 FACSIMILE (415) 421-2922 WEBSITE www.sfglaw.com SENIOR COUNSEL Alan J. Robin COUNSEL Monique V. Alonso Winnifred C. Ward Joan L. Grant Ellyn T. Roberts Mary Kay Kennedy

January 30, 2003

Simpson Manufacturing Co., Inc.
4120 Dublin Boulevard, Suite 400
Dublin, California 94568

Re: Simpson Manufacturing Co., Inc.—Registration Statement on Form S-3

Ladies and Gentlemen:

        We are counsel for Simpson Manufacturing Co., Inc., a Delaware corporation (the "Company"), in connection with its Registration Statement on Form S-3 under the Securities Act of 1933, as amended, relating to the proposed sale by Simpson PSB Fund of 2,000,000 shares of the Company's Common Stock, par value of $.01 per share. We are of the opinion that such shares being so registered for sale by Simpson PSB Fund have been duly authorized and are, and when sold and delivered as contemplated in such Registration Statement will be, validly issued, fully paid and non-assessable.

        We hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to such Registration Statement.

Very truly yours,
SHARTSIS, FRIESE & GINSBURG LLP
By:	/s/ DOUGLAS L. HAMMER Douglas L. Hammer

QuickLinks

  Exhibit 5.1
Simpson Manufacturing Co., Inc. Registration Statement on Form S–3